UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2014

Item 1. Reports to Stockholders.

OppenheimerFunds™
The Right Way to Invest

OPPENHEIMER
RISING DIVIDENDS FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	5.45%	-0.62%	8.36%	8.25%
1-Year	15.35	8.71	20.44	20.81
5-Year	15.72	14.36	19.14	19.52
10-Year	7.70	7.06	7.67	8.05

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER RISING DIVIDENDS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 5.45% during the reporting period. In comparison, the Russell 1000 Index (the “Index”) returned 8.25% during the same period. The Fund’s underperformance relative to the Index stemmed primarily from less favorable relative stock selection in the energy, industrials and consumer staples sectors. The Fund outperformed the Index in the financials and consumer discretionary sectors due to stronger relative stock selection.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and moderating housing activity. In May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. In addition, over the first four months of 2014, financial headlines were full of discussion of Fed policy, turmoil in Ukraine, and the implications of a slowdown in China.

The U.S. continued to grow at a moderate pace, but slowed over the first quarter of 2014. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March (in January 2014, Janet Yellen was confirmed as next Fed chairman).

FUND REVIEW

Top performing stocks for the Fund this reporting period included Allergan, Inc., Western Digital Corp. and Apple, Inc. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan reported fourth quarter earnings that exceeded analysts’ expectations. Western Digital, maker of hard drives for businesses and personal computers, reported solid fiscal first-quarter results, highlighted by an upside in revenue, gross margins and earnings per share. We believe Western Digital is well positioned to capture share in the iCloud

3      OPPENHEIMER RISING DIVIDENDS FUND

market and has an opportunity to lower operating expenses. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts’ anticipated and the company announced a 7-for-1 stock split.

Top detractors from performance during the reporting period included J.M. Smucker Co., Oceaneering International, Inc. and Kansas City Southern, each of which we exited. J.M. Smucker, a manufacturer of branded food products, reported a decline in sales and weakened its outlook for the full year. Oceaneering International is a global oilfield provider of engineered services and products, primarily to the offshore oil and gas industry, with a focus on deepwater applications. The company experienced declines this reporting period. Kansas City Southern, the operator of U.S. and Mexico rail lines, fell as fourth quarter profit and sales fell short of analysts’

Neil M. McCarthy Portfolio Manager

estimates as coal shipments declined. Coal volumes at U.S. carriers have been damped by power companies switching to cheaper natural gas, eroding sales from a cargo that has been an industry mainstay.

STRATEGY & OUTLOOK

While we have seen broad improvements in the U.S. economy, there are still lingering political and economic challenges. Against this backdrop, we believe the current slow growth environment will continue for the foreseeable future. Such an investment environment could favor dividend-paying stocks. In addition, we think large, high quality names in solid financial condition should do well in this environment. We continue to seek to invest in high quality, historically dividend-growing companies with solid financials and reasonable valuations, in an attempt to achieve a growing income stream, price appreciation and a degree of downside protection. We focus on companies that have reliably paid their dividends in the past and can potentially increase their dividends in the future.

Joseph R. Higgins Portfolio Manager

4      OPPENHEIMER RISING DIVIDENDS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	3.4%
Wells Fargo & Co.	2.5
Walt Disney Co. (The)	2.5
Allergan, Inc.	2.4
Microsoft Corp.	2.2
CVS Caremark Corp.	2.0
Pfizer, Inc.	2.0
Texas Instruments, Inc.	2.0
Brown-Forman Corp., Cl. B	2.0
ConocoPhillips	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	10.9%
Oil, Gas & Consumable Fuels	7.6
Commercial Banks	6.3
Technology Hardware, Storage & Peripherals	6.2
Media	5.4
Machinery	4.6
Aerospace & Defense	4.6
Chemicals	4.5
Beverages	3.9
Semiconductors & Semiconductor Equipment	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of common stocks.

5      OPPENHEIMER RISING DIVIDENDS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OARDX)	4/30/80	5.45%	15.35%	15.72%		7.70%
Class B (OBRDX)	9/1/93	4.96%	14.30%	14.68%		7.17%
Class C (OCRDX)	9/1/93	5.03%	14.42%	14.84%		6.86%
Class I (OIRDX)	2/28/12	5.62%	15.82%	13.89%	*	N/A
Class N (ONRDX)	3/1/01	5.22%	14.94%	15.35%		7.37%
Class Y (OYRDX)	12/16/96	5.50%	15.54%	16.01%		7.97%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OARDX)	4/30/80	-0.62%	8.71%	14.36%		7.06%
Class B (OBRDX)	9/1/93	0.30%	9.30%	14.45%		7.17%
Class C (OCRDX)	9/1/93	4.10%	13.42%	14.84%		6.86%
Class I (OIRDX)	2/28/12	5.62%	15.82%	13.89%	*	N/A
Class N (ONRDX)	3/1/01	4.28%	13.94%	15.35%		7.37%
Class Y (OYRDX)	12/16/96	5.50%	15.54%	16.01%		7.97%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising

6      OPPENHEIMER RISING DIVIDENDS FUND

the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER RISING DIVIDENDS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER RISING DIVIDENDS FUND

Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$1,000.00	$1,054.50	$5.21
Class B	1,000.00	1,049.60	9.65
Class C	1,000.00	1,050.30	9.04
Class I	1,000.00	1,056.20	3.17
Class N	1,000.00	1,052.20	6.84
Class Y	1,000.00	1,055.00	4.24
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.74	5.12
Class B	1,000.00	1,015.42	9.49
Class C	1,000.00	1,016.02	8.89
Class I	1,000.00	1,021.72	3.11
Class N	1,000.00	1,018.15	6.73
Class Y	1,000.00	1,020.68	4.17

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.89
Class C	1.77
Class I	0.62
Class N	1.34
Class Y	0.83

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF INVESTMENTS    April 30, 2014        Unaudited

	Shares	Value

Common Stocks—99.1%

Consumer Discretionary—13.4%

Auto Components—1.2%
Delphi Automotive plc	1,072,130	$71,661,169

Hotels, Restaurants & Leisure—1.2%
Wynn Resorts Ltd.	355,770	72,537,945

Household Durables—1.5%
Harman International Industries, Inc.	823,008	90,209,907

Media—5.4%
Time Warner, Inc.	435,800	28,963,268

Twenty-First Century Fox, Inc., Cl. A	2,268,400	72,634,168

Viacom, Inc., Cl. B	837,870	71,202,192

Walt Disney Co. (The)	1,823,120	144,646,341

		317,445,969

Specialty Retail—2.3%
Home Depot, Inc. (The)	556,400	44,239,364

Tiffany & Co.	1,022,550	89,462,900

		133,702,264

Textiles, Apparel & Luxury Goods—1.8%
Nike, Inc., Cl. B	818,230	59,689,879

VF Corp.	735,790	44,949,411

		104,639,290

Consumer Staples—7.2%

Beverages—3.9%
Brown-Forman Corp., Cl. B	1,303,895	116,985,459

Coca-Cola Enterprises, Inc.	2,533,200	115,108,608

		232,094,067

Food & Staples Retailing—2.3%
CVS Caremark Corp.	1,654,040	120,281,789

Whole Foods Market, Inc.	262,310	13,036,807

		133,318,596

Food Products—1.0%
Hershey Co. (The)	610,870	58,790,129

	Shares	Value

Energy—10.0%

Energy Equipment & Services—2.4%
Halliburton Co.	1,202,580	$75,846,721

Schlumberger Ltd.	657,000	66,718,350

		142,565,071

Oil, Gas & Consumable Fuels—7.6%
Cabot Oil & Gas Corp.	690,280	27,114,198

Chevron Corp.	512,540	64,334,021

ConocoPhillips	1,562,710	116,124,980

EOG Resources, Inc.	1,010,810	99,059,380

Noble Energy, Inc.	997,420	71,594,808

Occidental Petroleum Corp.	744,870	71,321,302

		449,548,689

Financials—15.2%

Capital Markets—3.1%
Ameriprise Financial, Inc.	694,890	77,570,571

Charles Schwab Corp. (The)	2,232,130	59,263,051

Invesco Ltd.	1,278,980	45,032,886

		181,866,508

Commercial Banks—6.3%
Bank of America Corp.	2,909,190	44,045,136

JPMorgan Chase & Co.	1,843,570	103,203,049

PNC Financial Services Group, Inc.	875,640	73,588,786

Wells Fargo & Co.	3,011,610	149,496,320

		370,333,291

Consumer Finance—2.2%
American Express Co.	823,390	71,988,988

Discover Financial Services	1,006,640	56,271,176

		128,260,164

Insurance—2.6%
Aon plc	917,110	77,844,297

Marsh & McLennan Cos., Inc.	1,542,070	76,039,472

		153,883,769

10      OPPENHEIMER RISING DIVIDENDS FUND

	Shares	Value

Real Estate Investment Trusts (REITs)—1.0%
American Tower Corp.	715,870	$59,789,462

Health Care—17.4%

Biotechnology—1.7%
Amgen, Inc.	883,730	98,756,828

Health Care Providers & Services—1.9%
Cardinal Health, Inc.	1,644,380	114,300,854

Life Sciences Tools & Services—2.9%
Agilent Technologies, Inc.	1,035,600	55,963,824

Thermo Fisher Scientific, Inc.	992,640	113,160,960

		169,124,784

Pharmaceuticals—10.9%
AbbVie, Inc.	1,948,480	101,476,838

Allergan, Inc.	864,270	143,330,537

Bristol-Myers Squibb Co.	2,213,290	110,863,696

Johnson & Johnson	952,190	96,447,325

Perrigo Co. PLC	490,650	71,075,559

Pfizer, Inc.	3,805,200	119,026,656

		642,220,611

Industrials—14.0%

Aerospace & Defense—4.6%
General Dynamics Corp.	268,830	29,423,443

Lockheed Martin Corp.	370,620	60,833,567

Precision Castparts Corp.	290,200	73,446,718

United Technologies Corp.	905,990	107,205,797

		270,909,525

Airlines—0.5%
Delta Air Lines, Inc.	814,560	30,000,245

Building Products—1.9%
Allegion plc	1,125,110	55,524,178

Fortune Brands Home & Security, Inc.	1,337,500	53,299,375

		108,823,553

	Shares	Value

Commercial Services & Supplies—1.4%
Tyco International Ltd.	2,056,670	$84,117,803

Machinery—4.6%
Caterpillar, Inc.	745,320	78,556,728

Flowserve Corp.	792,820	57,915,501

Parker Hannifin Corp.	600,150	76,147,032

Pentair Ltd.	793,350	58,937,971

		271,557,232

Road & Rail—1.0%
Union Pacific Corp.	313,330	59,667,432

Information Technology—14.9%

Communications Equipment—1.1%
Cisco Systems, Inc.	2,707,660	62,574,023

IT Services—2.1%
MasterCard, Inc., Cl. A	944,890	69,496,659

Visa, Inc., Cl. A	256,470	51,963,387

		121,460,046

Semiconductors & Semiconductor Equipment—3.3%
Texas Instruments, Inc.	2,597,740	118,067,283

Xilinx, Inc.	1,646,160	77,682,290

		195,749,573

Software—2.2%
Microsoft Corp.	3,270,832	132,141,613

Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	341,470	201,498,032

EMC Corp.	3,736,960	96,413,568

Western Digital Corp.	800,612	70,557,936

		368,469,536

Materials—4.5%

Chemicals—4.5%
Dow Chemical Co. (The)	1,200,670	59,913,433

LyondellBasell Industries NV, Cl. A	830,980	76,865,650

Methanex Corp.	881,580	54,657,960

11      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Chemicals (Continued)

PPG Industries, Inc.	384,020	$74,353,952

		265,790,995

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc.	1,090,200	50,945,046

Utilities—1.6%

Electric Utilities—1.1%
NextEra Energy, Inc.	635,650	63,469,652

Multi-Utilities—0.5%
Sempra Energy	318,380	31,395,452

Total Common Stocks (Cost $5,156,555,916)		5,842,121,093

	Shares	Value

Investment Company—1.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[1,2] (Cost $57,871,880)	57,871,880	$57,871,880

Total Investments, at Value (Cost $5,214,427,796)	100.1%	5,899,992,973

Liabilities in Excess of Other Assets	(0.1)	(3,285,030)

Net Assets	100.0%	$5,896,707,943

Footnotes to Statement of Investments

1. Rate shown is the 7-day yield as of April 30, 2014.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	165,542,542	759,296,206	866,966,868	57,871,880

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$57,871,880	$35,615

See accompanying Notes to Financial Statements.

12      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF

ASSETS AND LIABILITIES    April 30, 2014        Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,156,555,916)	$5,842,121,093
Affiliated companies (cost $57,871,880)	57,871,880

5,899,992,973

Cash	1,596

Receivables and other assets:
Investments sold	22,543,682
Dividends	7,432,178
Shares of beneficial interest sold	5,576,338
Other	810,963

Total assets	5,936,357,730

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	38,506,998
Distribution and service plan fees	786,964
Trustees’ compensation	317,880
Other	37,945

Total liabilities	39,649,787

Net Assets	$5,896,707,943

Composition of Net Assets
Par value of shares of beneficial interest	$301,721,730

Additional paid-in capital	4,500,349,600

Accumulated net investment income	4,988,225

Accumulated net realized gain on investments and foreign currency transactions	404,035,326

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	685,613,062

Net Assets	$5,896,707,943

13      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF

ASSETS AND LIABILITIES    Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,797,217,535 and 141,730,368 shares of beneficial interest outstanding)	$19.74
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.94

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $144,805,390 and 8,208,463 shares of beneficial interest outstanding)	$17.64

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $728,568,740 and 41,552,359 shares of beneficial interest outstanding)	$17.53

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $61,641,627 and 3,047,027 shares of beneficial interest outstanding)	$20.23

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $165,721,566 and 8,440,689 shares of beneficial interest outstanding)	$19.63

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,998,753,085 and 98,742,824 shares of beneficial interest outstanding)	$20.24

See accompanying Notes to Financial Statement

14      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF

OPERATIONS    For the Six Months Ended April 30, 2014    Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $107,064)	$56,103,309
Affiliated companies	35,615

Interest	268

Total investment income	56,139,192

Expenses
Management fees	16,946,646

Distribution and service plan fees:
Class A	3,369,832
Class B	743,837
Class C	3,538,090
Class N	452,859

Transfer and shareholder servicing agent fees:
Class A	2,406,686
Class B	208,949
Class C	632,342
Class I	8,965
Class N	219,640
Class Y	2,304,025

Shareholder communications:
Class A	130,056
Class B	17,210
Class C	36,167
Class I	44
Class N	5,795
Class Y	128,305

Trustees’ compensation	66,221

Custodian fees and expenses	16,743

Other	226,619

Total expenses	31,459,031
Less waivers and reimbursements of expenses	(41,931)

Net expenses	31,417,100

Net Investment Income	24,722,092

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	407,272,378
Foreign currency transactions	(86,548)

Net realized gain	407,185,830

Net change in unrealized appreciation/depreciation on:
Investments	(119,454,466)
Translation of assets and liabilities denominated in foreign currencies	(578,314)

Net change in unrealized appreciation/depreciation	(120,032,780)

Net Increase in Net Assets Resulting from Operations	$311,875,142

See accompanying Notes to Financial Statements.

15      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENTS OF

CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations
Net investment income	$24,722,092	$63,222,467

Net realized gain	407,185,830	672,918,961

Net change in unrealized appreciation/depreciation	(120,032,780)	344,295,368

Net increase in net assets resulting from operations	311,875,142	1,080,436,796

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,476,548)	(30,034,508)
Class B	(38,032)	(473,141)
Class C	(849,753)	(3,303,436)
Class I	(360,792)	(886,402)
Class N	(422,702)	(1,536,088)
Class Y	(9,993,566)	(27,120,298)

	(23,141,393)	(63,353,873)

Distributions from net realized gain:
Class A	(273,113,326)	—
Class B	(16,895,052)	—
Class C	(78,503,010)	—
Class I	(5,889,703)	—
Class N	(19,264,203)	—
Class Y	(199,714,709)	—

	(593,380,003)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	255,489,848	133,112,366
Class B	476,889	(22,401,646)
Class C	82,121,218	66,927,868
Class I	8,870,011	10,559,147
Class N	(14,414,826)	(4,362,172)
Class Y	54,094,250	(23,331,571)

	386,637,390	160,503,992

Net Assets
Total increase	81,991,136	1,177,586,915

Beginning of period	5,814,716,807	4,637,129,892

End of period (including accumulated net investment income of $4,988,225 and $3,407,526, respectively)	$5,896,707,943	$5,814,716,807

See accompanying Notes to Financial Statements.

16      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$20.91	$17.13	$15.77	$14.68	$13.02	$12.87

Income (loss) from investment operations:
Net investment income[2]	0.09	0.25	0.23	0.21	0.25	0.28
Net realized and unrealized gain	0.96	3.78	1.36	1.08	1.65	0.13

Total from investment operations	1.05	4.03	1.59	1.29	1.90	0.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.25)	(0.23)	(0.20)	(0.24)	(0.26)
Distributions from net realized gain	(2.13)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.22)	(0.25)	(0.23)	(0.20)	(0.24)	(0.26)

Net asset value, end of period	$19.74	$20.91	$17.13	$15.77	$14.68	$13.02

Total Return, at Net Asset Value[3]	5.45%	23.70%	10.12%	8.84%	14.75%	3.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,797,217	$2,681,455	$2,083,152	$1,720,630	$1,298,475	$1,053,725

Average net assets (in thousands)	$2,763,846	$2,352,213	$1,984,431	$1,565,590	$1,195,062	$878,403

Ratios to average net assets:[4]
Net investment income	0.89%	1.29%	1.36%	1.32%	1.79%	2.33%
Total expenses[5]	1.02%	1.03%	1.06%	1.09%	1.16%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%	1.06%	1.09%	1.16%	1.25%

Portfolio turnover rate	51%	87%	39%	36%	99%	108%

17      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS    Continued

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.02%
Year Ended October 31, 2013	1.03%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.25%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER RISING DIVIDENDS FUND

Class B	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$18.92	$15.49	$14.28	$13.32	$11.84	$11.74

Income (loss) from investment operations:
Net investment income[2]	0.00	0.07	0.07	0.06	0.11	0.16
Net realized and unrealized gain	0.85	3.41	1.24	0.98	1.51	0.11

Total from investment operations	0.85	3.48	1.31	1.04	1.62	0.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.05)	(0.10)	(0.08)	(0.14)	(0.17)
Distributions from net realized gain	(2.13)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.13)	(0.05)	(0.10)	(0.08)	(0.14)	(0.17)

Net asset value, end of period	$17.64	$18.92	$15.49	$14.28	$13.32	$11.84

Total Return, at Net Asset Value[4]	4.96%	22.54%	9.17%	7.81%	13.74%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,805	$153,929	$146,664	$130,394	$112,202	$102,754

Average net assets (in thousands)	$150,184	$148,505	$145,332	$126,225	$106,758	$92,119

Ratios to average net assets:[5]
Net investment income	0.03%	0.41%	0.44%	0.42%	0.90%	1.47%
Total expenses[6]	1.89%	1.96%	2.02%	2.07%	2.17%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.95%	2.01%	2.00%	2.04%	2.12%

Portfolio turnover rate	51%	87%	39%	36%	99%	108%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.
2. Per share amounts calculated based on the average shares outstanding during the period. 3. Less than $0.005 per share.
4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.89%
Year Ended October 31, 2013	1.96%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.07%
Year Ended October 29, 2010	2.17%
Year Ended October 31, 2009	2.29%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS    Continued

Class C	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$18.82	$15.42	$14.23	$13.27	$11.80	$11.71

Income (loss) from investment operations:
Net investment income[2]	0.01	0.09	0.09	0.08	0.13	0.18
Net realized and unrealized gain	0.85	3.41	1.23	0.99	1.50	0.11

Total from investment operations	0.86	3.50	1.32	1.07	1.63	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.10)	(0.13)	(0.11)	(0.16)	(0.20)
Distributions from net realized gain	(2.13)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.15)	(0.10)	(0.13)	(0.11)	(0.16)	(0.20)

Net asset value, end of period	$17.53	$18.82	$15.42	$14.23	$13.27	$11.80

Total Return, at Net Asset Value[3]	5.03%	22.69%	9.35%	8.04%	13.88%	2.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$728,569	$691,021	$507,676	$376,840	$257,357	$199,513

Average net assets (in thousands)	$715,209	$589,965	$461,812	$332,550	$229,102	$159,905

Ratios to average net assets:[4]
Net investment income	0.14%	0.53%	0.59%	0.55%	1.02%	1.70%
Total expenses[5]	1.77%	1.79%	1.83%	1.85%	1.93%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.79%	1.83%	1.85%	1.93%	1.85%

Portfolio turnover rate	51%	87%	39%	36%	99%	108%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.77%
Year Ended October 31, 2013	1.79%
Year Ended October 31, 2012	1.83%
Year Ended October 31, 2011	1.85%
Year Ended October 29, 2010	1.93%
Year Ended October 31, 2009	2.04%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER RISING DIVIDENDS FUND

Class I	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$21.38	$17.53	$17.55

Income (loss) from investment operations:
Net investment income[2]	0.13	0.32	0.11
Net realized and unrealized gain	0.98	3.87	0.09

Total from investment operations	1.11	4.19	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.34)	(0.22)
Distributions from net realized gain	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.26)	(0.34)	(0.22)

Net asset value, end of period	$20.23	$21.38	$17.53

Total Return, at Net Asset Value[3]	5.62%	24.20%	1.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,642	$55,697	$34,944

Average net assets (in thousands)	$60,362	$51,557	$8,003

Ratios to average net assets:[4]
Net investment income	1.28%	1.63%	0.93%
Total expenses[5]	0.62%	0.63%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	0.62%	0.63%	0.63%

Portfolio turnover rate	51%	87%	39%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.62%
Year Ended October 31, 2013	0.63%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS    Continued

Class N	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$20.81	$17.03	$15.68	$14.60	$12.88	$12.74

Income (loss) from investment operations:
Net investment income[2]	0.06	0.18	0.17	0.15	0.20	0.26
Net realized and unrealized gain	0.94	3.76	1.35	1.08	1.64	0.13

Total from investment operations	1.00	3.94	1.52	1.23	1.84	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.16)	(0.17)	(0.15)	(0.12)	(0.25)
Distributions from net realized gain	(2.13)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.18)	(0.16)	(0.17)	(0.15)	(0.12)	(0.25)

Net asset value, end of period	$19.63	$20.81	$17.03	$15.68	$14.60	$12.88

Total Return, at Net Asset Value[3]	5.22%	23.29%	9.72%	8.46%	14.37%	3.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,722	$189,804	$158,943	$139,210	$102,234	$63,601

Average net assets (in thousands)	$182,834	$177,429	$154,173	$126,923	$85,091	$42,684

Ratios to average net assets:[4]
Net investment income	0.60%	0.95%	1.01%	0.98%	1.46%	2.17%
Total expenses[5]	1.34%	1.39%	1.43%	1.43%	1.49%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.39%	1.43%	1.43%	1.48%	1.35%

Portfolio turnover rate	51%	87%	39%	36%	99%	108%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.34%
Year Ended October 31, 2013	1.39%
Year Ended October 31, 2012	1.43%
Year Ended October 31, 2011	1.43%
Year Ended October 29, 2010	1.49%
Year Ended October 31, 2009	1.56%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER RISING DIVIDENDS FUND

Class Y	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$21.39	$17.53	$16.13	$15.01	$13.31	$13.15

Income (loss) from investment operations:
Net investment income[2]	0.11	0.28	0.27	0.24	0.31	0.34
Net realized and unrealized gain	0.97	3.87	1.39	1.13	1.68	0.12

Total from investment operations	1.08	4.15	1.66	1.37	1.99	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.29)	(0.26)	(0.25)	(0.29)	(0.30)
Distributions from net realized gain	(2.13)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.23)	(0.29)	(0.26)	(0.25)	(0.29)	(0.30)

Net asset value, end of period	$20.24	$21.39	$17.53	$16.13	$15.01	$13.31

Total Return, at Net Asset Value[3]	5.50%	23.90%	10.38%	9.14%	15.12%	3.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,998,753	$2,042,811	$1,705,751	$1,177,453	$209,676	$58,196

Average net assets (in thousands)	$2,055,195	$1,814,575	$1,215,078	$733,771	$88,852	$48,672

Ratios to average net assets:[4]
Net investment income	1.09%	1.46%	1.58%	1.50%	2.17%	2.77%
Total expenses[5]	0.83%	0.88%	0.83%	0.87%	0.80%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.88%	0.83%	0.87%	0.80%	0.82%

Portfolio turnover rate	51%	87%	39%	36%	99%	108%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.83%
Year Ended October 31, 2013	0.88%
Year Ended October 31, 2012	0.83%
Year Ended October 31, 2011	0.87%
Year Ended October 29, 2010	0.80%
Year Ended October 31, 2009	0.82%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO

FINANCIAL STATEMENTS    April 30, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Rising Dividends Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24      OPPENHEIMER RISING DIVIDENDS FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2013, the Fund utilized $5,859,387 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference

25      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,217,235,217

Gross unrealized appreciation	$730,289,755
Gross unrealized depreciation	(47,531,999)

Net unrealized appreciation	$682,757,756

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$66,221
Payments Made to Retired Trustees	47,968
Accumulated Liability as of April 30, 2014	174,737

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

26      OPPENHEIMER RISING DIVIDENDS FUND

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

27      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

28      OPPENHEIMER RISING DIVIDENDS FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

29      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$790,196,544	$—	$—	$790,196,544
Consumer Staples	424,202,792	—	—	424,202,792
Energy	592,113,760	—	—	592,113,760
Financials	894,133,194	—	—	894,133,194
Health Care	1,024,403,077	—	—	1,024,403,077
Industrials	825,075,790	—	—	825,075,790
Information Technology	880,394,791	—	—	880,394,791
Materials	265,790,995	—	—	265,790,995
Telecommunication Services	50,945,046	—	—	50,945,046
Utilities	94,865,104	—	—	94,865,104
Investment Company	57,871,880	—	—	57,871,880

Total Assets	$5,899,992,973	$—	$—	$5,899,992,973

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $1.00 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

30      OPPENHEIMER RISING DIVIDENDS FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	13,373,289	$263,769,199	29,892,790	$572,220,311
Dividends and/or distributions reinvested	14,151,046	268,108,260	1,509,457	27,936,680
Redeemed	(14,037,843)	(276,387,611)	(24,746,743)	(467,044,625)

Net increase	13,486,492	$255,489,848	6,655,504	$133,112,366

Class B
Sold	281,996	$4,958,794	961,900	$16,729,821
Dividends and/or distributions reinvested	929,191	15,750,022	26,220	436,338
Redeemed	(1,139,574)	(20,231,927)	(2,320,551)	(39,567,805)

Net increase (decrease)	71,613	$476,889	(1,332,431)	$(22,401,646)

Class C
Sold	5,201,516	$90,964,139	10,146,997	$175,341,189
Dividends and/or distributions reinvested	3,892,452	65,600,115	164,064	2,736,019
Redeemed	(4,255,046)	(74,443,036)	(6,510,284)	(111,149,340)

Net increase	4,838,922	$82,121,218	3,800,777	$66,927,868

Class I
Sold	507,328	$10,485,191	1,362,624	$25,262,436
Dividends and/or distributions reinvested	308,910	5,992,976	12,640	243,277
Redeemed	(374,695)	(7,608,156)	(762,978)	(14,946,566)

Net increase	441,543	$8,870,011	612,286	$10,559,147

Class N
Sold	1,040,557	$20,395,096	2,951,688	$55,020,527
Dividends and/or distributions reinvested	980,293	18,475,172	77,204	1,416,483
Redeemed	(2,703,120)	(53,285,094)	(3,236,653)	(60,799,182)

Net decrease	(682,270)	$(14,414,826)	(207,761)	$(4,362,172)

Class Y
Sold	15,222,437	$304,306,415	29,563,880	$576,487,719
Dividends and/or distributions reinvested	5,520,964	107,274,407	772,306	14,518,882
Redeemed	(17,523,050)	(357,486,572)	(32,106,690)	(614,338,172)

Net increase (decrease)	3,220,351	$54,094,250	(1,770,504)	$(23,331,571)

31      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$2,978,697,468	$3,091,323,102

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $800 million	0.65%
Next $700 million	0.60
Next $1.0 billion	0.58
Next $2.5 billion	0.56
Next $5.0 billion	0.54
Over $10 billion	0.52

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

32      OPPENHEIMER RISING DIVIDENDS FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$2,337,932
Class C	8,723,701
Class N	2,289,696

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2014	$834,378	$12,780	$70,641	$34,630	$711

33      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $41,931 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court

34      OPPENHEIMER RISING DIVIDENDS FUND

6. Pending Litigation (Continued)

entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35      OPPENHEIMER RISING DIVIDENDS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36      OPPENHEIMER RISING DIVIDENDS FUND

OPPENHEIMER RISING DIVIDENDS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustee and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Neil M. McCarthy, Vice President
Joseph R. Higgins, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc.  All rights reserved.

37      OPPENHEIMER RISING DIVIDENDS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38      OPPENHEIMER RISING DIVIDENDS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39      OPPENHEIMER RISING DIVIDENDS FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0225.001.0414 June 25, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1)     Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/9/2014